The Latin America
Dollar Income
Fund, Inc.

Annual Report
October 31, 1995

A closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in dollar-denominated Latin American debt instruments.

The Latin America Dollar Income Fund, Inc.
------------------------------------------

Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in dollar-denominated Latin American debt instruments

Investment characteristics

o closed-end investment company investing principally in a portfolio of dollar-denominated Latin American debt instruments

o a vehicle for international diversification through participation in the economies of Latin American countries

General Information
-------------------

Executive offices

    The Latin America Dollar Income Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  617-328-5000 x6406
    State Street Bank & Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Willkie Farr & Gallagher

Independent Accountants

   Price Waterhouse LLP

New York Stock Exchange Symbol -- LBF



Contents
--------

In Brief                                                   3

Letter to Shareholders                                     3

Investment Summary                                         6

Investment Portfolio                                       7

Financial Statements                                      10

Financial Highlights                                      14

Notes to Financial Statements                             15

Report of Independent Accountants                         19

Shareholder Meeting Results                               20

Investment Manager and Administrator                      21

Dividend Reinvestment and
   Cash Purchase Plan                                     22

Directors and Officers                            Back cover


This report is sent to the shareholders of The Latin America Dollar Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
--------

o The favorable momentum previously established in Latin American debt markets was halted at the end of 1994 when Mexico devalued and subsequently floated its currency. This action provoked a sharp sell-off in Latin American debt securities, with prices declining through January and February 1995.

o In mid-March, Latin American debt began a sustained rally after decisive action by economic leaders in Argentina and Mexico bolstered investor confidence. Positive monthly returns in Latin American debt markets were posted through September before easing somewhat in October.

o Reflecting difficult market conditions, The Latin America Dollar Income Fund posted a total return of -3.46% based on net asset value for its fiscal year ended October 31, 1995. However, based on the Fund's New York Stock Exchange share price, the Fund's total return was 5.78% for the same period.


Letter to Shareholders
----------------------

Dear Shareholders:

     We are pleased to present the annual report for the Latin America Dollar Income Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1995. This has been a challenging period for the Latin American debt markets. The favorable momentum previously achieved in Latin America and other emerging countries was abruptly halted in late December 1994, when Mexico devalued and subsequently floated its currency. The resulting sell-off in Mexico's financial markets quickly spilled over into the debt and equity markets of other Latin American countries. Delays in the development of an effective economic program and in a U.S.-led support package for Mexico put additional pressure on financial markets and capital flows to Latin America during most of the first quarter of 1995.

     In mid-March, decisive action by economic leaders in Argentina and Mexico to deepen economic reform bolstered investor confidence, helping to fuel a strong rally in Latin American debt markets. First quarter losses in these markets were erased by May and solid positive returns were posted for six consecutive months through September, before easing slightly in October over concerns about the lingering recessions in Argentina and Mexico. Increased investor confidence was evidenced by a return of local capital to Latin American economies and renewed access by a number of these countries to the international capital markets. The market recovery was further enhanced by a decline in long-term U.S. interest rates, which were particularly helpful for the many U.S. dollar-denominated fixed-rate bonds in which the Fund invests.

Fund Performance and Strategy

     Reflecting difficult market conditions, the net asset value (NAV) of the Fund declined from $13.41 to $11.20 during the fiscal year. Adjusted for distributions of $1.68 per share, the total return of the Fund based on NAV was -3.46% during the fiscal year. This compares with a total return of 5.59% during the same period for the unmanaged J.P. Morgan Latin Brady Bond Index. During the fiscal year, the decline in the Fund's share price on the New York Stock Exchange from $13.25 to $12.13 was more than offset by distributions of $1.68 per share, resulting in a total return of 5.78% based on the market value of the Fund's shares. As a result of currency losses on Mexican peso-denominated holdings realized earlier in the year, $0.23 of the Fund's 1995 distributions will be reported to shareholders as nontaxable. The $12.13 price of the shares on October 31, 1995, represented an 8% premium over the NAV of the Fund.

     Throughout the challenging market conditions during the fiscal year, we have continued to maintain a well-diversified portfolio of some of the highest quality and most liquid securities available in Latin America. Although the Fund may invest up to 35% of its assets in corporate obligations, only 5% of the Fund's assets were invested in such securities as of October 31, 1995, while 93% of assets were invested in sovereign debt. While having generally lower yields, sovereign obligations tend to be of higher credit quality than corporate debt, which is particularly important in the current recessionary environments of, for example, Argentina and Mexico. In addition, we often favor sovereign Brady bonds because their large volume greatly enhances their liquidity and because many of them are backed by U.S. Treasury bonds, a defensive characteristic which aids their performance in poor markets.

     In June, we substantially increased the Fund's holdings in fixed-rate securities based on their price appreciation potential because we believed the U.S. Federal Reserve would soon begin to lower short-term interest rates (which it did in early July). By the end of October, in light of the significant declines that had taken place in long-term U.S. dollar interest rates, we took some profits and reduced fixed-rate holdings to approximately 41% of the Fund's assets.

     Securities denominated in local currencies can offer relatively high yields as well as the opportunity to benefit from currency appreciation in developing countries with improving economies. As the Mexican peso crisis demonstrated, however, local currencies can also be susceptible to dramatic devaluations when there is a loss of confidence in economic policies. We have therefore continued to adopt a cautious and opportunistic approach with respect to the Fund's exposure to foreign currencies, limiting it to countries where we foresee a stable or appreciating exchange rate. As of October 31, 1995, only 4% of the Fund's assets were invested in local currency securities with the balance held in U.S. dollar-denominated obligations.

     We maintained a relatively high level of cash during the first half of the fiscal year. The Fund's cash position helped cushion the impact of market volatility during this period and also provided the flexibility to acquire attractively valued bonds at times of market weakness. As Latin American debt markets rebounded strongly in March, we sold some securities into the rally and raised cash in the event of a market correction. The market rally continued, though, underpinned by the strong U.S. Treasury market. Our cash position therefore restrained performance in the latter half of March and in April, causing the Fund to underperform the J.P. Morgan Index for the Fund's fiscal year. As market conditions continued to improve in the second half of the fiscal year, however, the Fund was fully invested.

     The Fund's core holdings continue to be in Argentina (25% of assets) and Brazil (29% of assets). The Argentine government deftly handled the spill-over effects of the Mexican peso crisis in early 1995. Officials made meaningful cuts in government spending to ensure fiscal stability. Meanwhile, exports have grown rapidly, enhancing the country's ability to pay back its debt. And President Menem's first-round re-election in May signaled popular approval of the economic measures undertaken by the government over the last several years. In September, the Argentine debt markets experienced heightened volatility over the uncertainty of highly regarded Economy Minister Cavallo's tenure within the Menem administration. This has now subsided, and our long-term outlook for Argentina remains positive.

     The Fund's significant holdings in Brazil reflect our belief in a promising fundamental outlook. Brazil successfully slowed the torrid pace of economic growth exhibited early in 1995 (thereby reducing the risk of an overheated economy) and has improved its external accounts. High real interest rates have also bolstered international reserves. Moreover, President Cardoso has made gradual but steady progress on advancing important financial and constitutional reforms through Congress.

     Throughout the fiscal year, the Fund has held underweight positions in Mexico (16% of assets) and Venezuela (8% of assets). The Mexican government appears to have steadfastly adhered to sound economic policies implemented in the aftermath of the peso crisis, but lingering political concerns and a significant economic contraction have recently created some uneasiness in Mexico's financial markets. We believe Venezuelan government bonds offer attractive yields, but at the end of the fiscal year the markets were awaiting progress on a program with the International Monetary Fund to address the serious imbalances in the Venezuelan economy.

     The Fund also holds positions in Panamanian debt (9% of assets). Guided by sound economic policies, our fundamental outlook in Panama is positive and the use of the U.S. dollar as legal tender in the economy insulates the country from local currency uncertainties. Panama and its creditors have agreed to convert its outstanding bank debt into Brady Bonds during 1996. This restructuring will enhance Panama's standing in the international capital markets and should further enhance the value of its outstanding debt.

Outlook

     The effects of the Mexican peso crisis in early 1995 proved a daunting challenge for economic leaders in Latin American countries. To preserve their countries' creditworthiness and to safeguard their hard-won access to the international capital markets, leaders in countries such as Argentina and Mexico imposed further fiscal discipline and accelerated the pace of economic reforms. In the near term, these measures have created difficult domestic conditions in some Latin American economies, but we are confident that they will improve the long-term fundamentals in these countries. Coupled with a constructive global environment for the U.S. dollar, interest rates, and bond markets, we expect this positive outlook will be reflected in improving prices for Latin American debt.

A Team Approach to Investing

     The Latin America Dollar Income Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     M. Isabel Saltzman, Lead Portfolio Manager, has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Isabel, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979. Lincoln Y. Rathnam, Portfolio Manager, has worked at Scudder since 1984 and has 17 years of equity research and portfolio management experience. Susan E. Gray, Portfolio Manager, has responsibility for developing the Fund's trading strategies. Susan, who has six years of investment trading experience, has worked at Scudder since 1987.

Dividend Reinvestment Option

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a convenient way to have your dividends and capital gain distributions reinvested in the shares of the Fund. Your participation is automatic unless you or the bank, broker, or other nominee holding shares beneficially owned by you specifies otherwise. Its features are more fully described on page 22.

Other Information

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Publicly Traded Funds." The Fund's NAV is also published in The New York Times and Barron's.

     We are pleased that you are an investor in The Latin American Dollar Income Fund, Inc.

Respectfully,

/s/Lynn S. Birdsong             /s/Edmond D. Villani
Lynn S. Birdsong                Edmond D. Villani

President                       Chairman of the Board

The Latin America Dollar Income Fund, Inc.
Investment Summary as of October 31, 1995
-------------------------------------------------------------------------------
HISTORICAL INFORMATION
LIFE OF FUND
                                         TOTAL RETURN (%)
                   ------------------------------------------------------------
                      MARKET VALUE      NET ASSET VALUE (a)        INDEX (b)
                   ------------------   ------------------   ------------------
                              AVERAGE              AVERAGE              AVERAGE
                   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL
                   ------------------   ------------------   ------------------
CURRENT QUARTER        6.55        --       2.89        --       4.40        --
ONE YEAR               5.78      5.78      -3.46     -3.46       5.59      5.59
THREE YEAR            17.85      5.63      21.40      6.68      31.73      9.61
LIFE OF FUND*         18.89      5.46      19.11      5.52      26.78      7.57

(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(b) J.P. Morgan Latin Brady Bond Index U.S. $.

  * The Fund commenced operations on July 31, 1992.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

-------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY (EXCLUDES 2% CASH EQUIVALENTS)

Brazil                  30%
Argentina               25%
Mexico                  16%
Panama                   9%
Venezuela                8%
Costa Rica               4%
Ecuador                  4%
Jamaica                  4%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------------------

The Latin America Dollar Income Fund, Inc.
Investment Portfolio as of October 31, 1995
======================================================================================================================
                               Principal                                                                    Market
                               Amount (b)                                                                Value (U.S.$)
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.0%

                               1,620,000  Associates Corp. of North America,
                                            5.82% 11/1/95 (Cost $1,620,000)                                  1,620,000
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
DEBT OBLIGATIONS- 93.5%
ARGENTINA - 20.0%         ARP  2,300,300  Argentine Republic, Bonos de Consolidacion
                                            de Deudas Previsionales Pre 1 (BOCON),
                                            Variable Rate Interest Bond, 3.5%, 4/1/01.....................   1,077,352
                          ARP  1,717,719  Argentine Republic, Bonos de Consolidacion
                                            de Deudas Previsionales Pre 3 (BOCON),
                                            Variable Rate Interest Bond, 3.45%, 9/1/02....................     594,444
                              11,250,000  Argentine Republic, Collateralized Par Bond,
                                            Series L, Step-up Coupon, 5%, 3/31/23 (f).....................   5,350,725
                               1,600,007  Argentine Republic, Floating Rate Note, LIBOR plus
                                            .8125% (6.9375%), 10/25/99 (f)................................   1,360,006
                              10,750,000  Argentine Republic, Floating Rate Bond, Series L,
                                             LIBOR plus .8125% (6.8125%), 3/31/05 (f).....................   6,362,603
                               2,100,000  Cedulas Hipotecarias, Floating Rate Bond, LIBOR plus 2.9%
                                             (8.9781%), 9/1/00 ...........................................   1,845,327
                                                                                                            ----------
                                                                                                            16,590,457
                                                                                                            ----------

BRAZIL - 29.1%                 2,500,000  Minas Gerais, Series A, Without Warrants, 7.875%, 2/10/99 (f)...   2,093,750
                               1,500,000  Minas Gerais, Series B, Without Warrants, 8.25%, 2/10/00 (f)....   1,226,250
                               1,000,000  Federative Republic of Brazil, Collateralized Discount
                                             Bond, LIBOR plus .8125% (6.8125%), 4/15/24 (d)...............     595,000
                               8,000,000  Federative Republic of Brazil, Collateralized Par Bond,
                                             Series Z, Step-up Coupon, 4.25%, 4/15/24 (d) (f).............   3,860,000
                               7,693,758  Federative Republic of Brazil C Bond, 8%, including 4% Interest
                                             Capitalization, 4/15/14......................................   3,904,582
                               5,250,000  Federative Republic of Brazil, Debt Conversion Bond, Series L,
                                             Floating Rate Bond, LIBOR plus .875% (6.875%), 4/15/12 (f)...   2,874,375
                               7,875,000  Federative Republic of Brazil, Eligible Interest Bond, Floating
                                             Rate Bond, LIBOR plus .8125% (6.8125%), 4/15/06 (f)..........   5,207,344
                               3,562,500  Federative Republic of Brazil, IDU Bond, Floating Rate Bond,
                                             LIBOR plus .8125% (6.6875%), 1/1/01..........................   3,043,693
                                 714,286  Federative Republic of Brazil, New Money Bond, Floating Rate
                                             Bond, LIBOR plus .8125% (6.75%), 10/15/99....................     664,286


      The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Investment Portfolio (continued)

======================================================================================================================
                          Principal                                                                         Market
                          Amount (b)                                                                     Value (U.S.$)
----------------------------------------------------------------------------------------------------------------------
                          1,000,000  Federative Republic of Brazil, New Money Bond, Series L,
                                        Floating Rate Bond, LIBOR plus .875% (6.875%), 4/15/09............     590,000
                                                                                                            ----------
                                                                                                            24,059,280
                                                                                                            ----------

COSTA RICA - 3.8%         3,800,000  Banco Central de Costa Rica, Principal B, 6.25%, 5/21/15.............   1,976,000
                          2,000,000  Republic of Costa Rica, Series A, 6.25%, 5/21/10.....................   1,150,000
                                                                                                            ----------
                                                                                                             3,126,000
                                                                                                            ----------

ECUADOR - 4.3%            1,250,000  Republic of Ecuador, Collateralized Global Par Bond,
                                        Step-up Coupon, 3%, 2/28/25.......................................     414,063
                          9,550,068  Republic of Ecuador, Past Due Interest Bond, LIBOR plus .8125%
                                        (6.8125%), including 3.8125% Interest Capitalization, 2/28/15.....   3,127,648
                                                                                                            ----------
                                                                                                             3,541,711
                                                                                                            ----------

JAMAICA - 3.6%            4,500,000  Government of Jamaica Refinancing Agreement, Tranche B, Floating
                                        Rate Bond, LIBOR plus .8125% (7.125%), 11/15/04 (f)...............   2,970,000
                                                                                                            ----------

MEXICO - 16.0%            2,000,000  Banco Nacional de Comercio Exterior S.N.C., 7.25%, 2/2/04............   1,450,000
                          1,000,000  Cemex SA, 8.875%, 6/10/98............................................     917,500
                    MXN  12,675,200  Certificados de la Tesoreria, 12/21/95...............................   1,691,229
                          1,000,000  Nacional Financiera S.N.C., 9.375%, 7/15/02 (f)......................     850,000
                          2,500,000  United Mexican States, Collateralized Discount Bond, Series A,
                                        Floating Rate Bond, LIBOR plus .8125% (6.76563%), 12/31/19........   1,671,875
                         11,250,000  United Mexican States, Collateralized Fixed Par Bond,
                                        Series A, 6.25%, 12/31/19.........................................   6,609,375
                                                                                                            ----------
                                                                                                            13,189,979
                                                                                                            ----------

PANAMA - 9.1%             7,250,000  Republic of Panama, Floating Rate Bond, LIBOR plus 1% (7.25%),
                                        5/10/02 (f).......................................................   5,926,875
                          4,250,000  Republic of Panama, Interest Reduction Bond, 3.5%, 12/29/49 (c)......   1,636,250
                                                                                                            ----------
                                                                                                             7,563,125
                                                                                                            ----------

VENEZUELA - 7.6%         12,750,000  Republic of Venezuela, Debt Conversion Bond, Series DL, LIBOR
                                        plus .875% (6.8125%), 12/18/07....................................   6,279,375
                                                                                                            ----------
                                     TOTAL DEBT OBLIGATIONS (Cost $78,515,523)............................  77,319,927
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

======================================================================================================================
                                                                                                            Market
                            Shares                                                                       Value (U.S.$)
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 4.5%

ARGENTINA                   470,740  Nortel Inversora "A" (ADR) (Cost $3,309,388) (e) (f).................   3,704,724
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 0.0%
                          Principal
                         Amount (b)
                         ----------
United States            12,750,000  Put on Venezuela Debt Conversion Bond 12/18/07, strike price
                                        47.625, expires 11/13/95 (Cost $153,000).........................       41,807
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT PORTFOLIO - 100.0%
                                        (Cost $83,597,911) (a)...........................................   82,686,458
                                                                                                            ==========

(a)   The cost of the investment portfolio for federal income tax purposes was $85,089,716. At October 31, 1995, net unrealized depreciation for all securities based on tax cost was $2,403,258. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $804,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,207,852.

(b)   Principal amount is stated in U.S. dollars unless otherwise noted.

(c)   When-issued or forward delivery security (See Note A in Notes to Financial Statements).

(d)   At October 31, 1995, these securities, in part or in full, have been segregated to cover when-issued or forward delivery security.

(e)   Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at
      October 31, 1995 aggregated $3,309,388. (See Note A of the Notes to Financial Statements.)

(f)   At October 31, 1995, these securities, in part or in full, have been delivered as loan collateral. (See Note D to the Financial Statements.)

      Currency Abbreviations
      ----------------------
      ARP   Argentine Peso
      MXN   Mexican Peso



   The accompanying notes are an integral part of the financial statements.


The Latin America Dollar Income Fund, Inc.
Financial Statements
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $83,597,911) (Note A).................................                        $  82,686,458
Cash..........................................................................................                                  370
Receivables:
   Investments sold...........................................................................                              896,242
   Interest...................................................................................                            1,641,335
Deferred organization expenses (Note A).......................................................                               34,910
                                                                                                                      -------------
                Total assets..................................................................                           85,259,315
LIABILITIES
Payables:
   Note Payable (Note D)......................................................................      $  15,000,000
   Interest (Note D)..........................................................................            196,875
   Investments purchased......................................................................            881,242
   When-issued and forward delivery security (Note A).........................................          1,646,346
   Accrued management fee (Note C)............................................................             69,181
   Other accrued expenses (Note C) ...........................................................            132,605
                                                                                                    -------------
                Total liabilities.............................................................                           17,926,249
                                                                                                                      -------------
Net assets, at market value...................................................................                        $  67,333,066
                                                                                                                      =============
NET ASSETS
Net assets consist of:
   Distributions in excess of net investment income...........................................                        $    (638,495)
   Accumulated net realized loss..............................................................                          (12,297,121)
   Net unrealized depreciation on:
     Investments..............................................................................                             (911,453)
     Foreign currency related transactions....................................................                              (53,404)
   Common stock...............................................................................                               60,104
   Additional paid-in capital.................................................................                           81,173,435
                                                                                                                      -------------
Net assets, at market value...................................................................                        $  67,333,066
                                                                                                                      =============
NET ASSET VALUE per share ($67,333,066 -:- 6,010,387 shares of common stock
   outstanding, $.01 par value, 100,000,000 shares authorized)................................                        $       11.20
                                                                                                                      =============


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      10

===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (net of foreign taxes withheld of $10,320).......................................                         $  11,218,424
   Dividends.................................................................................                               495,454
                                                                                                                      -------------
                                                                                                                         11,713,878
   Expenses:
      Management fee (Note C)................................................................       $     814,827
      Directors' fees and expenses (Note C)..................................................              73,699
      Custodian fees.........................................................................             169,494
      Reports to shareholders................................................................              56,486
      Auditing and tax services..............................................................              86,350
      Legal..................................................................................              14,980
      Amortization of organization expenses (Note A).........................................              19,998
      Services to shareholders...............................................................              47,078
      Interest (Note D)......................................................................           1,155,755
      Other..................................................................................              47,747         2,486,414
                                                                                                    -------------     -------------
   Net investment income.....................................................................                             9,227,464
                                                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss from:
      Investments............................................................................         (14,198,773)
      Foreign currency related transactions..................................................            (448,411)      (14,647,184)
   Net unrealized appreciation (depreciation) on:                                                   -------------
      Investments............................................................................           2,350,684
      Foreign currency related transactions..................................................             (58,892)        2,291,792
                                                                                                    -------------     -------------
   Net loss on investment transactions.......................................................                           (12,355,392)
                                                                                                                      -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................                         $  (3,127,928)
                                                                                                                      =============


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      11

The Latin America Dollar Income Fund, Inc.
Financial Statements (continued)
==================================================================================================================
------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

                                                                                         YEARS ENDED OCTOBER 31,
                                                                                       ---------------------------
INCREASE (DECREASE) IN NET ASSETS                                                          1995            1994
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income ..................................................             $ 9,227,464     $ 8,861,879
  Net realized loss from investment transactions .........................             (14,647,184)       (120,565)
  Net unrealized appreciation (depreciation) on investment
     transactions during the period ......................................               2,291,792     (14,242,775)
                                                                                       -----------     -----------
Net decrease in net assets resulting from operations .....................              (3,127,928)     (5,501,461)
                                                                                       -----------     -----------
Dividends to shareholders:
  From net investment income ($1.30 and $1.51 per share, respectively)                  (7,694,526)     (8,866,794)
                                                                                       -----------     -----------
  From net realized gains from investment transactions
     ($.15 and $.33 per share, respectively) .............................                (888,250)     (1,912,858)
                                                                                       -----------     -----------
  In excess of net realized gains ($.03 per share) .......................                      --        (191,510)
                                                                                       -----------     -----------
  Tax return of capital ($.23 per share) .................................              (1,391,841)             --
                                                                                       -----------     -----------
Fund share transactions:
  Reinvestment of dividends ..............................................               1,005,660       1,154,662
                                                                                       -----------     -----------
Net increase in net assets from Fund share transactions ..................               1,005,660       1,154,662
                                                                                       -----------     -----------
DECREASE IN NET ASSETS ...................................................             (12,096,885)    (15,317,961)
Net assets at beginning of period ........................................              79,429,951      94,747,912
                                                                                       -----------     -----------
NET ASSETS AT END OF PERIOD (including distributions in excess of net investment income of $638,495 and undistributed net
  investment income of $403,545, respectively) ...........................             $67,333,066     $79,429,951
                                                                                       ===========     ===========
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ................................               5,921,667       5,841,660
  Shares issued to shareholders in reinvestment of dividends .............                  88,720          80,007
                                                                                       -----------     -----------
Shares outstanding at end of period ......................................               6,010,387       5,921,667
                                                                                       ===========     ===========

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      12

=======================================================================================================
-------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received .....................................................           $  9,396,148
Payment of operating expenses ..................................................             (2,490,662)
Proceeds from sales and maturities of investments ..............................            269,390,759
Purchases of investments .......................................................           (264,477,767)
Proceeds from sales of short-term investments ..................................              2,149,855
                                                                                           ------------
  Cash provided by operating activities ........................................             13,968,333
                                                                                           ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayment of loan principal ................................................             (5,000,000)
Distributions paid (net of reinvestment of dividends) (Note A) .................             (8,968,957)
                                                                                           ------------
  Cash used by financing activities ............................................            (13,968,957)
                                                                                           ------------
  Decrease in cash .............................................................                   (624)
  Cash at beginning of period ..................................................                    994
                                                                                           ------------
  Cash at end of period ........................................................           $        370
                                                                                           ============
Reconciliation of net decrease in net assets from operations to cash provided by operating activities:
Net decrease in net assets resulting from operations ...........................             (3,127,928)
Amortization of organization costs .............................................                 19,998
Net decrease in investments ....................................................             15,936,611
Net decrease in unrealized depreciation on investments .........................             (2,350,684)
Decrease in interest receivable ................................................                337,648
Decrease in receivable for investments sold ....................................                649,346
Increase in payable for investments purchased ..................................              2,527,588
Increase in accrued expenses ...................................................                    845
Decrease in interest payable ...................................................                (25,091)
                                                                                           ------------
  Cash provided by operating activities ........................................           $ 13,968,333
                                                                                           ============

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      13

The Latin America Dollar Income Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD (A) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------
                                                                                                For the Period
                                                                                                July 31, 1992
                                                                                                (commencement
                                                        Years Ended October 31,                 of operations)
                                                --------------------------------------          to October 31,
                                                  1995            1994            1993              1992
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......    $13.41          $16.22          $13.45             $13.83(b)
                                                ------          ------          ------             ------
  Net investment income ....................      1.55            1.51            1.53                .25
  Net realized and unrealized gain (loss)
    on investment transactions .............     (2.08)          (2.45)           2.74               (.50)
                                                ------          ------          ------             ------
Total from investment operations ...........      (.53)           (.94)           4.27               (.25)
                                                ------          ------          ------             ------
Less distributions:
  From net investment income ...............     (1.30)          (1.51)          (1.49)              (.13)
  From net realized gains on investment
    transactions  ..........................      (.15)           (.33)           (.01)                --
  In excess of net realized gains ..........        --            (.03)             --                 --
  Tax return of capital ....................      (.23)             --              --                 --
                                                ------          ------          ------             ------
Total distributions ........................     (1.68)          (1.87)          (1.50)              (.13)
                                                ------          ------          ------             ------
Net asset value, end of period .............    $11.20          $13.41          $16.22             $13.45
                                                ======          ======          ======             ======
Market value, end of period ................    $12.13          $13.25          $15.63             $15.00
                                                ======          ======          ======             ======
TOTAL INVESTMENT RETURN
   Per share market value (%) ..............      5.78           (3.52)          15.47                .88**
   Per share net asset value (%) (c) .......     (3.46)          (5.94)          33.69              (1.89)**
Ratios and Supplemental Data
   Net assets, end of period ($ millions) ..        67              79              95                 77
   Ratio of operating expenses (excluding
     interest) to average net assets (%) ...      1.96            1.83            2.00               2.05*
Ratio of net investment income to average
   net assets (%) ..........................     13.59           10.42           10.71               7.14*
Portfolio turnover rate (%) ................     365.9           161.1            93.3                1.8*

 *  Annualized
**  Not annualized

(a) Based on monthly average of shares outstanding during each period.

(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($1.17 per share).

(c) Total investment returns reflect changes in net asset value per share  during each period and assumes that dividends and capital gains distributions, if any, were reinvested.  These percentages are  not an indication of the performance of a shareholder's investment in the Fund based on market.

--------------------------------------------------------------------------------
                                      14

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Latin America Dollar Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,704,724 (5.5% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended October 31, 1995, the Fund purchased put options and wrote call options on securities and currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $10,805,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003.

DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income (generally without regard to foreign currency gains or losses which are reclassified to income for federal tax purposes) of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments.

STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1995.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. Such accretion was approximately $2,662,000 for the year ended October 31, 1995.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $267,005,355 and $269,196,888, respectively.

In addition, the Fund wrote and the holder exercised options during the period, principal amount U.S. $4,750,000 on Republic of Argentina Floating Rate Bonds, 3/31/05 (premium received $79,250).

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration
Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 1995, the fee pursuant to such agreement amounted to $814,827, of which $69,181 is unpaid at October 31, 1995. The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $73,699.

D. BORROWINGS
   ----------

At October 31, 1995 the Fund had an outstanding loan balance of $15,000,000. The interest rate at October 31, 1995 was 7.5%. The loan is collateralized with certain portfolio holdings. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt between 200 and 250%.

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

The weighted average outstanding daily balance of bank loans for the year ended October 31, 1995 was $15,273,973, with a weighted average interest rate of 7.483%. The maximum borrowings outstanding for the year ended October 31, 1995 was $20,000,000. Interest expense for the year ended October 31, 1995 was $1,155,755 ($.19 per share). Interest paid for the year ended October 31, 1995 was $1,180,846.

E. CREDIT RISK
   -----------

The yields of Latin American debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

F. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   ---------------------------------------------------------

                                                                                             NET INCREASE
                                                                                              (DECREASE)
                                                                      NET GAIN (LOSS)        IN NET ASSETS
QUARTER                 INVESTMENT             NET INVESTMENT         ON INVESTMENT          RESULTING
ENDED                    INCOME*                   INCOME             TRANSACTIONS           FROM OPERATIONS
-------------           ---------------       -----------------     --------------------     -----------------
                                   PER                     PER                      PER                 PER
1995                    TOTAL     SHARE        TOTAL      SHARE      TOTAL         SHARE     TOTAL     SHARE
----                    -----     -----        -----      -----      -----         -----     -----     -----
January 31, 1995      $ 2,931     $ .49        $2,293     $ .39      $(13,733)    $(2.31)    $(11,440) $(1.92)
April 30, 1995          2,597       .44         2,017       .34        (1,508)      (.25)         509     .09
July 31, 1995           3,423       .57         2,790       .46           433        .07        3,223     .53
October 31, 1995        2,763       .46         2,127       .36         2,453        .41        4,580     .77
                      -------     -----        ------     -----      --------     ------     --------  ------
Totals                $11,714     $1.96        $9,227     $1.55      $(12,355)    $(2.08)    $ (3,128) $ (.53)
                      =======     =====        ======     =====      ========     ======     ========  ======

                                   PER                     PER                      PER                 PER
1994                    TOTAL     SHARE        TOTAL      SHARE      TOTAL         SHARE     TOTAL     SHARE
----                    -----     -----        -----      -----      -----         -----     -----     -----
January 31, 1994      $ 2,719     $ .46        $1,987     $ .34      $  2,528     $  .43     $  4,515  $  .77
April 30, 1994          2,678       .46         1,949       .33       (17,616)     (2.99)     (15,667)  (2.66)
July 31, 1994           3,372       .57         2,618       .45        (3,049)      (.52)        (431)   (.07)
October 31, 1994        2,988       .51         2,308       .39         3,774        .63        6,082    1.02
                      -------     -----        ------     -----      --------     ------     --------  ------
Totals               $ 11,757     $2.00        $8,862     $1.51      $(14,363)    $(2.45)    $ (5,501) $ (.94)
                      =======     =====        ======     =====      ========     ======     ========  ======

 *    Net of foreign taxes withheld

                                      18

The Latin America Dollar Income Fund, Inc.
Report of Independent Accountants
================================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE LATIN AMERICA DOLLAR INCOME FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Dollar Income Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations, cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 8, 1995

Shareholder Meeting Results
---------------------------

The Annual Meeting of Shareholders of The Latin America Dollar Income Fund, Inc. was held on Tuesday, July 25, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


        Director:                                  Number of Votes:
        ---------                                  ----------------

                                            For                     Withheld
                                            ---                     --------

        Robert J. Boyd                   5,425,033                   132,726

        Ronaldo A. da Frota Nogueira     5,437,570                   120,189



2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1995.


                                Number of Votes:
                                ----------------

                 For                 Against              Abstain
                 ---                 -------              -------

              5,453,628              37,862               66,269



3. Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.


                                Number of Votes:
                                ----------------

                For                   Against             Abstain
                ---                   -------             -------

             5,394,840                72,574              90,345

Investment Manager and Administrator
------------------------------------

     The investment manager and administrator of The Latin America Dollar Income Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

     Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, Inc. (investing primarily in equity securities of Argentine issuers), The Brazil Fund, Inc. (investing in securities, primarily equity securities, of Brazilian issuers), The First Iberian Fund, Inc. (investing primarily in Spanish and Portuguese equity securities), The Korea Fund, Inc. (investing in a broad spectrum of Korean companies), Scudder New Asia Fund, Inc. (investing in a broad spectrum of Asian companies), Scudder World Income Opportunities Fund, Inc. (investing in global income and, to a limited extent, equity securities), and Scudder New Europe Fund, Inc. (investing in equity securities traded in smaller or emerging European securities markets).

The Latin America Dollar Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Latin America Dollar Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Directors and Officers
----------------------

EDMOND D. VILLANI*
    Chairman of the Board and Director

LYNN S. BIRDSONG*
    President and Director

ROBERT J. BOYD
    Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

JURIS PADEGS*
    Vice President

LINCOLN Y. RATHNAM*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

PAMELA A. McGRATH*
    Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.